Page 1 of 2 Third Amendment to Distribution Agreement AXOGEN PROPRIETARY AND CONFIDENTIAL Cook Biotech Incorporated AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT This Amendment No. 3 to the Distribution Agreement (the “Amendment”) is entered into this ___ day of August 2023 (the “Amendment Effective Date”) by and between Axogen Corporation (“Distributor”), a Delaware Corporation having a place of business at 13631 Progress Blvd., Suite 400, Alachua, FL 32615, and Cook Biotech Incorporated (“Cook”), an Indiana Corporation having a place of business at 1425 Innovation Place, West Lafayette, Indiana 47906. WHEREAS, on or about August 27, 2008, Cook and Distributor entered into the Distribution Agreement, as amended on February 24, 2012, October 10, 2014, and February 26, 2018 (collectively the “Agreement”), and WHEREAS, Cook and Distributor desire to extend the Term of the Agreement and modify certain terms and conditions of the Agreement as set forth herein and more particularly described below. NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Cook and Distributor, intending to be legally bound agree as follows: 1. As of the Amendment Effective Date, Article X(A) of the Agreement shall be deleted in its entirety and replaced with the following: A. The term of this Agreement commences on the Effective Date and continues in full force and effect through December 31, 2030, unless extended by the mutual agreement of the parties or earlier terminated in accordance with this Article X (the “Term”). 2. To the extent hereinabove amended, all other terms and conditions of the Agreement shall remain in full force and effect. Capitalized terms used but not otherwise defined herein (if any) shall have the same meaning as set forth in the Agreement. 3. This Amendment together with the Agreement, constitutes the final, complete, and exclusive agreement between the parties pertaining to the subject matter contained therein, and supersedes all prior and contemporaneous understandings or agreements of the parties. 4. This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic and PDF signatures shall be deemed binding. [The remainder of this page left intentionally blank] DocuSign Envelope ID: 5388EBA4-452E-4E49-B47B-B914E5F23B28 4th

Page 2 of 2 Third Amendment to Distribution Agreement AXOGEN PROPRIETARY AND CONFIDENTIAL Cook Biotech Incorporated IN WITNESS WHEREOF, the Parties have executed this Amendment as of the dates written below. Axogen Corporation Cook Biotech Incorporated By: By: Name: Karen Zaderej Name: Umesh Patel Title: CEO and President Title: President Date: Date: DocuSign Envelope ID: 5388EBA4-452E-4E49-B47B-B914E5F23B28 8/4/20238/4/2023